UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

November 9, 2009

Live Nation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions.

On November 9, 2009, Live Nation, Inc. (the “Company” or “Live Nation”) issued a press release announcing its results of operations for the quarter ended September 30, 2009. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

See Item 2.02 above.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding: the growth of the North American concert industry; the Company’s market and growth opportunities; ticket sales trend information; the Company’s ticketing opportunity and strategies; and the amount of anticipated synergies and other benefits associated with the Company’s proposed merger (the “Merger”) with Ticketmaster Entertainment, Inc. (“Ticketmaster Entertainment”).

Live Nation wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing the Company’s plans, the risk that markets do not evolve as anticipated, the possibility that artists may unexpectedly cancel or reschedule all or part of scheduled tours, the potential impact of the general economic slowdown, competition in the industry and challenges associated with operating the Company’s ticketing and digital media operations.

Live Nation refers you to the documents that Live Nation and Ticketmaster Entertainment file from time to time with the Securities and Exchange Commission (the “SEC”), specifically the section entitled “Risk Factors” of each company’s most recent Annual Report filed on Form 10-K, as amended and as updated by each company’s Quarterly Reports on Form 10-Q, Live Nation’s Current Report on Form 8-K filed with the SEC on May 28, 2009 and Ticketmaster Entertainment’s Current Report on Form 8-K filed with the SEC on July 13, 2009, each of which contain and identify other important factors that could cause actual results to differ materially from those contained in Live Nation’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All subsequent written and oral forward-looking statements by or concerning Live Nation or Ticketmaster Entertainment are expressly qualified in their entirety by the cautionary statements above. Live Nation and Ticketmaster Entertainment do not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Additional Information About the Merger and Where to Find It

In connection with the Merger, Ticketmaster Entertainment and Live Nation have filed and intend to file relevant materials with the SEC, including a joint proxy statement/prospectus. INVESTORS ARE URGED TO READ THESE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TICKETMASTER ENTERTAINMENT, LIVE NATION AND THE MERGER. The joint proxy statement/prospectus and other relevant materials and any other documents filed by Ticketmaster Entertainment or Live Nation with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC (i) by contacting Live Nation’s Investor Relations Department at (310) 867-7000 or by accessing Live Nation’s investor relations website at http://www.livenation.com/investors; or (ii) by contacting Ticketmaster Entertainment’s Investor Relations Department at (310) 360-2354 or by accessing Ticketmaster Entertainment’s investor relations website at http://investors.ticketmaster.com. Investors are urged to read the joint proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the Merger.

The Merger will be submitted to Ticketmaster Entertainment’s and Live Nation’s stockholders for their consideration. Live Nation has filed a registration statement with the SEC, which includes the joint proxy statement/prospectus, and which became effective on November 6, 2009. Each of Ticketmaster Entertainment and Live Nation may file other relevant documents concerning the Merger. Stockholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus, as well as any other relevant documents concerning the Merger filed with the SEC (and any amendments or supplements to those documents), because they contain important information. You are able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Ticketmaster Entertainment and Live Nation, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, http://investors.ticketmaster.com and http://www.livenation.com/investors.

Ticketmaster Entertainment, Live Nation and their respective executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the Merger. Information about the executive officers and directors of each of Ticketmaster Entertainment and Live Nation and the number of shares of each company’s common stock beneficially owned by such persons is set forth in the joint proxy statement/prospectus regarding the Merger. Investors may obtain additional information regarding the direct and indirect interests of Ticketmaster Entertainment, Live Nation and their respective executive officers and directors in the Merger by reading the joint proxy statement/prospectus regarding the Merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by Live Nation, Inc. on November 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation, Inc.

By:	/S/ BRIAN CAPO
Brian Capo
Senior Vice President and Chief Accounting Officer

November 9, 2009

EXHIBIT INDEX

Exhibits

99.1	Press release issued by Live Nation, Inc. on November 9, 2009.